UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 17, 2004

                           Commission File No. 1-16263

                           MARINE PRODUCTS CORPORATION
             (exact name of registrant as specified in its charter)

          Delaware                                             58-2572419
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                            Identification Number)

                 2170 Piedmont Road, NE, Atlanta, Georgia 30324
               (Address of principal executive offices) (zip code)

                                 (404) 321-7910
               Registrant's telephone number, including area code


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Item 4. Changes in Registrant's Certifying Accountant

On August 17, 2004, Marine Products Corporation ("the Company") dismissed Ernst & Young LLP ("Ernst & Young") as its independent registered public accounting firm. Also on August 17, 2004, the Company appointed Grant Thornton LLP ("Grant Thornton") as its new independent registered public accounting firm. The decisions to dismiss Ernst & Young and to appoint Grant Thornton were authorized by the Company's Audit Committee.

For the fiscal years ended December 31, 2002 and December 31, 2003, Ernst & Young's report on the financial statements of the Company did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2002 and December 31, 2003 and the subsequent interim period through August 17, 2004, the Company had no disagreements with Ernst & Young on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of such disagreements in connection with its reports.

During the Company's fiscal years ended December 31, 2002 and 2003, and in the subsequent interim period through August 17, 2004, there were no "reportable events" as defined in Regulation S-K Item 304(a)(1)(v).

The Company has provided Ernst & Young with a copy of the above disclosures and has requested that Ernst & Young review these disclosures and furnish the Company with a letter addressed to the Securities and Exchange Commission as specified by Item 304(a)(3) of Regulation S-K. A copy of this letter is included as Exhibit 16.1 to this filing.

During the Company's fiscal years ended December 31, 2002 and 2003, and the subsequent interim period through August 17, 2004, neither the Company nor someone acting on the Company's behalf consulted Grant Thornton regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company's financial statements, or (iii) any matter that was either the subject of a disagreement (as defined in Regulation S-K Item 304(a)(1)(iv)), or a "reportable event" as defined in Regulation S-K Item 304(a)(1)(v).

Item 7. Financial Statements and Exhibits

      (c) Exhibits.

            Exhibit 16.1 - Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated August 20, 2004, regarding change in certifying accountant.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Marine Products Corporation

Date: August 20, 2004                     /s/ BEN M. PALMER
                                          -------------------------------------
                                          Ben M. Palmer
                                          Vice President,
                                          Chief Financial Officer and Treasurer